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                           MORGAN STANLEY DEAN WITTER

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
OVERNIGHT COURIER ADDRESS                                       U.S. MAIL ADDRESS
7617 Mineral Point Road                                         P.O. Box 46400
Suite 200                                                       Madison, Wisconsin 53744-6400
Madison, Wisconsin 53717
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                         IMMEDIATE ATTENTION REQUESTED

                                                                            July
20, 1998
Re:  Inland Steel Industries 1988 Incentive Stock Plan
     Inland Steel Industries 1992 Incentive Stock Plan
     Inland Steel Industries 1995 Incentive Stock Plan

Dear Option Holder:

     As you may have heard, Inland Steel Industries, Inc. (the "Company") has made an offer to purchase up to 25,500,000 shares of common stock (par value $1.00) (the "Shares"), including associated preferred stock purchase rights, of the Company at a price not in excess of $34.00 nor less than $30.00 per share. The offer is commonly referred to as a "Dutch auction" tender offer. The enclosed Offer to Purchase dated July 20, 1998 (the "Offer to Purchase"), and the related Letter of Transmittal enclosed with this letter (which, together with the Offer to Purchase, constitute the "Offer"), describe the Offer in greater detail. The remainder of this letter summarizes the Offer, your alternatives as a holder of Options and the procedures for completing the enclosed Option Exercise/Tender Instruction Form.

     As a holder of options to purchase Shares (each, an "Option") under one or more of the plans listed above (each, a "Plan" or, collectively, the "Plans"), you have the following alternatives in connection with the Offer: (i) you may submit to Morgan Stanley Dean Witter, as Option Exercise/Tender Agent, an Option Exercise/Tender Instruction Form instructing Morgan Stanley Dean Witter to conditionally exercise some or all of your outstanding and vested Options (but only to the extent that the Shares issuable upon exercise of such Options ("Option Shares") are accepted in the Offer), provided that any such exercise of an Option and tender of Shares is in accordance with the terms of the applicable Plan, as more fully described below under "Method 1: Conditional Exercise/Tender," (ii) you may submit to Morgan Stanley Dean Witter an Option Exercise/Tender Instruction Form exercising all or a portion of your outstanding and vested Options for Shares which you may tender in the Offer, sell as you would any other Shares that you own, or continue to hold, provided that any exercise of an Option and tender of Shares must be in accordance with the terms of the applicable Plan, as more fully described below under "Method 2: Standard (Unconditional) Exercise," or (iii) you may continue to hold your Options.

     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, AUGUST 14, 1998, UNLESS THE COMPANY EXTENDS THE OFFER. EXCEPT AS SET FORTH HEREIN, IN ORDER FOR MORGAN STANLEY DEAN WITTER TO TIMELY TENDER OPTION SHARES, YOU MUST COMPLETE AND RETURN THE ENCLOSED OPTION EXERCISE/TENDER INSTRUCTION FORM IN THE ENCLOSED RETURN ENVELOPE SO THAT IT IS RECEIVED BY MORGAN STANLEY DEAN WITTER NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, AUGUST 11, 1998, UNLESS EXTENDED. IF YOU ARE EXERCISING OPTIONS, BUT NOT TENDERING SHARES IN THE OFFER, YOU ARE NOT SUBJECT TO THE FOREGOING DEADLINE. IF YOU SELECT METHOD 1: "CONDITIONAL EXERCISE/TENDER" FOR SOME PORTION OF THE OPTIONS HELD BY YOU, OPTIONS WHICH YOU CONDITIONALLY EXERCISE IN THE OFFER, BUT WHICH REPRESENT OPTION SHARES THAT ARE NOT ACCEPTED IN THE OFFER, WILL BE DEEMED UNEXERCISED, BUT BECAUSE OF THE TIME REQUIRED TO COMPLETE THOSE

PROCEDURES, YOU WILL NOT BE ABLE TO EXERCISE THOSE UNEXERCISED OPTIONS UNTIL THE TENTH DAY FOLLOWING THE TERMINATION OF THE OFFER.

     THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE OFFER. HOWEVER, YOU MUST MAKE YOUR OWN DECISION WHETHER TO EXERCISE OPTIONS AND/OR TENDER SHARES AND, IF SO, WHICH OPTIONS TO EXERCISE, HOW MANY OPTIONS TO EXERCISE, THE NUMBER OF SHARES TO TENDER AND THE PRICE OR PRICES AT WHICH SHARES SHOULD BE TENDERED. NEITHER THE COMPANY NOR ITS BOARD OF DIRECTORS MAKES ANY RECOMMENDATION TO ANY HOLDER OF OPTIONS OR ANY STOCKHOLDER AS TO WHETHER TO EXERCISE OR REFRAIN FROM EXERCISING OPTIONS OR TENDER OR REFRAIN FROM TENDERING SHARES. SEE SECTION 10 OF THE OFFER TO PURCHASE FOR INFORMATION REGARDING THE INTENTION OF THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS WITH RESPECT TO TENDERING SHARES PURSUANT TO THE OFFER.

HOW THE OFFER WORKS

     The details of the Offer are described in the enclosed materials, which you should review carefully. However, in broad outline, the transaction will work as follows.

     The Company has offered, upon the terms and subject to the conditions of the Offer, to purchase up to 25,500,000 of its Shares at a single per Share price not in excess of $34.00 nor less than $30.00. Stockholders may tender their Shares at either (i) a price determined by them (in multiples of $0.125), which cannot exceed $34.00 nor be less than $30.00 per Share or (ii) the Purchase Price (as defined below) determined by the "Dutch auction" tender process. Based upon the number of Shares tendered and the prices specified by the tendering stockholders, the Company will determine the lowest single per Share price (the "Purchase Price") within that range that will allow it to buy 25,500,000 Shares (or such lesser number of Shares that are properly tendered). All of the Shares that are properly tendered at prices at or below that Purchase Price (and are not withdrawn) will, upon the terms and subject to the conditions of the Offer including possible proration, conditional tenders and special provisions relating to the tender of "odd lots," be purchased for cash at that Purchase Price, net to the selling stockholder. All other Shares that have been tendered and not purchased will be returned to their respective stockholders.

     CAUTION: CHOOSING TO ACCEPT THE PURCHASE PRICE DETERMINED BY THE DUTCH AUCTION TENDER PROCESS COULD RESULT, IN THE CASE OF OPTIONS WITH EXERCISE PRICES HIGHER THAN THE MINIMUM PRICE OF $30.00, IN YOUR RECEIVING A PURCHASE PRICE FOR YOUR OPTION SHARES THAT IS LESS THAN THE EXERCISE PRICE FOR THE RELATED OPTION, RESULTING IN A LOSS TO YOU. IN SUCH EVENT, YOU MUST WRITE A CHECK PAYABLE TO THE COMPANY TO COVER ANY UNPAID PORTION OF THE EXERCISE PRICE.

     If you want to participate in the Offer, you must either:

          (i) instruct Morgan Stanley Dean Witter to conditionally exercise some or all of your Options, as described under "Method 1: Conditional Exercise/Tender" below, by completing the enclosed Option Exercise/Tender Instruction Form and returning it in the enclosed return envelope; or

          (ii) unconditionally exercise some or all of your Options, as described under "Method 2: Standard (Unconditional) Exercise" below, by completing the enclosed Option Exercise/Tender Instruction Form and returning it (along with a check for the amount of the Option exercise price, unless you are using the cashless exercise option described under "Method 2: Standard (Unconditional) Exercise") in the enclosed return envelope and, upon written notification from Morgan Stanley Dean Witter (if you are not using the cashless exercise option), paying any required related withholding taxes, and directing Morgan Stanley Dean Witter to tender your Option Shares.

If you wish to exercise your Options and sell the Option Shares in the market or continue to hold the Option Shares, you should follow the instructions described under "Method 2: Standard (Unconditional) Exercise" below. IF YOU WISH TO USE METHOD 1 TO EXERCISE SOME OF YOUR OPTIONS AND METHOD 2 TO EXERCISE SOME OF YOUR OPTIONS, YOU MUST SUBMIT TWO OPTION EXERCISE/TENDER INSTRUCTION FORMS, ONE FOR EACH METHOD OF EXERCISE.

     REGARDLESS OF THE METHOD YOU USE TO EXERCISE YOUR OPTIONS, FROM THE DATE HEREOF UNTIL THE TENTH DAY FOLLOWING THE TERMINATION OF THE OFFER YOU MUST HAVE AN ACCOUNT WITH MORGAN STANLEY DEAN WITTER IN ORDER TO EXERCISE YOUR OPTIONS. PLEASE REFER TO THE ACCOMPANYING LETTER FROM MORGAN STANLEY DEAN WITTER TO LEARN HOW TO OPEN AN ACCOUNT.

     As described in Section 6 of the Offer to Purchase, you also may tender Option Shares subject to the condition that a specified minimum number of your Option Shares tendered must be purchased if any such Option Shares so tendered are purchased. Under certain circumstances, the Company may prorate the number of Shares purchased pursuant to the Offer. In such a case, the Depositary (as defined in the Offer to Purchase) will perform a preliminary proration, and any Shares tendered at or below the Purchase Price pursuant to this conditional tender for which the condition was not satisfied will automatically be regarded as withdrawn, subject to reinstatement under certain circumstances. This conditional tender is more fully described in Section 6 of the Offer to Purchase. You may select this condition whether you choose Method 1 or Method 2.

     All tendered Shares will be deemed tendered without regard to this condition unless the "Conditional Tenders" box is completed. As discussed in
Section 15 of the Offer to Purchase, the number of Shares to be purchased from a particular stockholder may affect the tax treatment of such purchase to such stockholder and such stockholder's decision whether to tender. EACH STOCKHOLDER IS URGED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR. If you wish to make a conditional tender, you must calculate and appropriately indicate such minimum number of Shares.

METHOD 1: CONDITIONAL EXERCISE/TENDER

     The enclosed Optionee Statement lists the number of Shares that you can acquire pursuant to your Options, provided that any exercise of such Options is in accordance with the applicable Plans. Because of the expiration date of the Options granted on July 27, 1988, you cannot select Method 1 to exercise these Options.

     If you want to participate in the Offer, but not exercise your Options unless the Company purchases the related Option Shares in the Offer, you must submit a properly completed Option Exercise/Tender Instruction Form to Morgan Stanley Dean Witter, as Option Exercise/Tender Agent. You will need to determine which Options to exercise and for how many Shares. You also need to specify on the Option Exercise/Tender Instruction Form the per Share price at which you wish to tender Option Shares. You may tender your Option Shares at either (i) a price determined by you (in multiples of $0.125), which cannot be in excess of $34.00 nor less than $30.00 per Share or (ii) the Purchase Price determined by the Dutch auction tender process as described above. You should mark the box entitled "Option Shares Tendered at Price Determined by Dutch Auction" if you are willing to accept the Purchase Price resulting from the Dutch auction tender process. This could result in your receiving the minimum price of $30.00 per Option Share. THIS COULD ALSO RESULT, IN THE CASE OF OPTIONS WITH EXERCISE PRICES HIGHER THAN THE MINIMUM PRICE OF $30.00, IN YOUR RECEIVING A PURCHASE PRICE FOR YOUR OPTION SHARES THAT IS LESS THAN THE EXERCISE PRICE FOR THE RELATED OPTION, RESULTING IN A LOSS TO YOU. IN SUCH EVENT, YOU MUST WRITE A CHECK PAYABLE TO THE COMPANY TO COVER ANY UNPAID PORTION OF THE PURCHASE PRICE.

     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, AUGUST 14, 1998, UNLESS THE COMPANY EXTENDS THE OFFER. IN ORDER FOR MORGAN STANLEY DEAN WITTER TO TIMELY TENDER OPTION SHARES, YOU MUST COMPLETE AND RETURN THE ENCLOSED OPTION EXERCISE/TENDER INSTRUCTION FORM IN THE ENCLOSED RETURN ENVELOPE SO THAT IT IS RECEIVED BY MORGAN STANLEY DEAN WITTER NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, AUGUST 11, 1998, UNLESS EXTENDED.

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

     After the above deadline for returning the Option Exercise/Tender Instruction Form, unless you have withdrawn your tender of Option Shares in accordance with the instructions set forth below, Morgan Stanley Dean Witter will tender Option Shares in accordance with your instructions, provided that any such tender of Option Shares (and the related Option exercise) is in accordance with the terms of the Plans and the Options.

     Unless the Offer is terminated or amended in accordance with its terms, the Company will then determine the Purchase Price as described above. Holders of Options who tender their Option Shares at a price at or below the Purchase Price will receive the Purchase Price for Option Shares accepted for purchase (less the related Option exercise price and withholding taxes as described below). If the number of Shares tendered exceeds the number that the Company desires to purchase at the Purchase Price, Shares (including Option Shares) tendered pursuant to the Offer may be subject to proration as set forth in Sections 1 and 6 of the Offer to Purchase. In the event that proration of tendered Shares (including Option Shares) is required, Morgan Stanley Dean Witter will exercise only those Options for which related Option Shares are accepted for purchase pursuant to the Offer. Options related to Option Shares that are not purchased in the Offer will not be exercised. Holders of such Options will continue to own unexercised Options but, because of the time required to complete these procedures, may not exercise such Options until the tenth day following the termination of the Offer.

     To the extent that your Option Shares are accepted for purchase pursuant to the Offer, Morgan Stanley Dean Witter will remit to the Company from the net cash proceeds received from the purchase of such Option Shares the Option exercise price for such Option Shares and applicable withholding taxes and will remit to you the remaining net cash proceeds. It may take up to ten days following the termination of the Offer for Morgan Stanley Dean Witter to complete its record keeping and forward the net cash proceeds to Option holders.

METHOD 2: STANDARD (UNCONDITIONAL) EXERCISE

     The enclosed Optionee Statement lists the number of Shares that you can acquire pursuant to your Options. You will need to determine which Options to exercise and for how many Shares. Because of the expiration date of the Options granted on July 27, 1988, you must select Method 2 to exercise these Options, and the Option Exercise/Tender Instruction Form for these Options must be received by Morgan Stanley Dean Witter no later than 12:00 Noon, New York City time, on Friday, July 24, 1998.

     If you want to unconditionally exercise your Options and tender the underlying Option Shares in the Offer, sell such Option Shares in the open market or hold such Option Shares, you must submit to Morgan Stanley Dean Witter an Option Exercise/Tender Instruction Form, specifying the number of Options you wish to exercise, and either (i) include with the form a check for the Option exercise price for such Option Shares and, upon written notification from Morgan Stanley Dean Witter, pay any required related withholding taxes or (ii) instruct Morgan Stanley Dean Witter to sell in the open market the Option Shares on your behalf, deduct from the proceeds the Option exercise price and any required related withholding taxes and remit such amounts to the Company, with any remaining proceeds from such sale being returned to you, or (iii) instruct Morgan Stanley Dean Witter to sell in the open market only the number of Option Shares necessary to pay the Option exercise price and any required related withholding taxes, to remit such amounts to the Company and to credit your account at Morgan Stanley Dean Witter with the remaining Option Shares. Both of the exercises described in (ii) and (iii) above are referred to herein as a "cashless exercise." You may continue to hold or sell Option Shares that have been credited to your account at Morgan Stanley Dean Witter and that you have not tendered in the Offer as you would any other Shares that you own in a brokerage account. If you are not using the cashless exercise option, and the amount of the check is insufficient to cover the Option exercise price, Morgan Stanley Dean Witter will not exercise any of your Options until sufficient amounts are remitted to Morgan Stanley Dean Witter.

     If you want to tender Option Shares in the Offer, you will also need to specify on the Option Exercise/ Tender Instruction Form the per Share price at which you wish to tender Option Shares. You may tender your Option Shares at either (i) a price determined by you (in multiples of $0.125), which cannot be in excess of $34.00 nor less than $30.00 per Share, or (ii) the Purchase Price determined by the Dutch auction tender process as described above. You should mark the box entitled "Option Shares Tendered at Price Determined by Dutch Auction" if you are willing to accept the Purchase Price resulting from the Dutch auction tender process. This could result in your receiving the minimum price of $30.00 per Option Share. THIS COULD ALSO RESULT, IN THE CASE OF OPTIONS WITH EXERCISE PRICES HIGHER THAN THE MINIMUM PRICE OF $30.00, YOUR RECEIVING A PURCHASE PRICE FOR YOUR OPTION SHARES THAT IS LESS THAN THE EXERCISE PRICE FOR THE RELATED OPTION, RESULTING IN A LOSS TO YOU.

     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, AUGUST 14, 1998, UNLESS THE COMPANY EXTENDS THE OFFER. EXCEPT AS SET FORTH HEREIN, IF YOU WANT TO PARTICIPATE IN THE OFFER, YOU MUST COMPLETE AND RETURN THE ENCLOSED OPTION EXERCISE/ TENDER INSTRUCTION FORM IN THE ENCLOSED RETURN ENVELOPE SO THAT IT IS RECEIVED BY MORGAN STANLEY DEAN WITTER NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, AUGUST 11, 1998, UNLESS EXTENDED. OPTION EXERCISE/ TENDER INSTRUCTION FORMS RECEIVED AFTER THAT DATE THAT EXERCISE OPTIONS BUT DO NOT SPECIFY THAT SUCH OPTIONS ARE TO BE TENDERED IN THE OFFER WILL CONTINUE TO BE HONORED. IF YOU SELECT METHOD 1: "CONDITIONAL EXERCISE/ TENDER" FOR SOME PORTION OF THE OPTIONS HELD BY YOU, OPTIONS WHICH YOU CONDITIONALLY EXERCISE IN THE OFFER, BUT WHICH REPRESENT OPTION SHARES THAT ARE NOT ACCEPTED IN THE OFFER, WILL BE DEEMED UNEXERCISED, BUT BECAUSE OF THE TIME REQUIRED TO COMPLETE THOSE PROCEDURES, YOU WILL NOT BE ABLE TO EXERCISE THOSE UNEXERCISED OPTIONS UNTIL THE TENTH DAY FOLLOWING THE TERMINATION OF THE OFFER.

     If your Option Exercise/Tender Instruction Form directing Morgan Stanley Dean Witter to tender your Option Shares and any necessary payment of the Option exercise price are received by the above deadline for returning the Option Exercise/Tender Instruction Form, unless you have withdrawn your tender of Option Shares in accordance with the instructions set forth below, Morgan Stanley Dean Witter will tender Option Shares in accordance with your instructions, provided that any such tender of Option Shares (and the related Option exercise) is in accordance with the terms of the Plans and the Options.

     Unless the Offer is terminated or amended in accordance with its terms, the Company will then determine the Purchase Price as set forth above. Holders of Options who tender their Option Shares at a price at or below the Purchase Price will receive the Purchase Price for Option Shares accepted for purchase (less the related Option exercise price and withholding taxes as described below). If the number of Shares tendered exceeds the number that the Company desires to purchase at the Purchase Price, Shares (including Option Shares) tendered pursuant to the Offer may be subject to proration as set forth in Sections 1 and 6 of the Offer to Purchase. Any Option Shares that you have tendered that are not purchased due to proration will remain in your account at Morgan Stanley Dean Witter.

     To the extent that your Option Shares are accepted for purchase pursuant to the Offer, Morgan Stanley Dean Witter will remit to you the cash proceeds received from the purchase of such Option Shares. It may take up to ten days following the termination of the Offer for Morgan Stanley Dean Witter to complete its record keeping and forward the net cash proceeds to Option holders.

WITHDRAWAL

     IF COMPLETELY AND PROPERLY SUBMITTED, YOUR INSTRUCTIONS TO EXERCISE OPTIONS PURSUANT TO METHOD 2 WILL BE DEEMED IRREVOCABLE UPON RECEIPT BY MORGAN STANLEY DEAN WITTER. THE INSTRUCTIONS CONTAINED IN YOUR OPTION EXERCISE/TENDER INSTRUCTION FORM WITH RESPECT TO TENDERING OPTION SHARES IN THE OFFER WILL BE DEEMED IRREVOCABLE UNLESS WITHDRAWN BY 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, AUGUST 11, 1998, UNLESS EXTENDED. Withdrawals received after that date will not be honored. In order to make an effective withdrawal, you must submit a new Option Exercise/Tender Instruction Form (or a photocopy of a form) which may be obtained by calling Morgan Stanley Dean Witter at (800) 776-7797 or (608) 829-3262. Upon receipt of a new, completed and signed Option Exercise/Tender Instruction Form, your previous direction will be deemed

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

canceled. You may re-tender any of your Option Shares by obtaining another Option Exercise/Tender Instruction Form from Morgan Stanley Dean Witter (or use a photocopy of a form) and following the instructions for directing exercises and tenders.

FEDERAL INCOME TAX CONSEQUENCES OF EXERCISE OF OPTIONS

  HOLDERS ELECTING TO EXERCISE OPTIONS CONDITIONED ON THE RELATED SHARES BEING ACCEPTED FOR PURCHASE

     To the extent a holder of Options exercises his or her Options conditionally and the related Option Shares are accepted for purchase pursuant to the Offer, such holder will include in his gross income, as compensation, an amount equal to the fair market value of the Option Shares on the exercise date less the exercise price for such Options. Generally, such amounts will be treated as ordinary income for federal income tax purposes. For the tax consequences of the subsequent sale of the Option Shares pursuant to the Offer, please refer to Section 15 of the Offer to Purchase. No taxable event will occur to the extent such holder's Options are not exercised and are returned to such holder.

  HOLDERS ELECTING TO EXERCISE OPTIONS UNCONDITIONALLY

     To the extent a holder of Options exercises his or her Options unconditionally and the related Option Shares are accepted for purchase pursuant to the Offer, the holder of such Options will include in his or her gross income, as compensation, an amount equal to the fair market value of the Option Shares on the exercise date less the exercise price for such Options. For the tax consequences of the subsequent sale of the Option Shares pursuant to the Offer, please refer to Section 15 of the Offer to Purchase.

     In the case of Option Shares that are not accepted for purchase pursuant to the Offer, the tax consequences will vary depending on the type of Options. As to Options qualifying as Incentive Stock Options ("ISOs") under section 422 of the Internal Revenue Code, a holder will generally not incur any federal tax liability upon exercise of the Option. If the holder makes no disposition of the Shares acquired pursuant to exercise of the ISO within two years from the date of grant of the ISO or within one year of the transfer of the Option Shares to the holder, any gain (or loss) realized on a subsequent disposition of such Option Shares generally will be treated as capital gain (or loss). If the foregoing holding period requirements are not satisfied, the holder will generally realize ordinary income, as compensation, at the time of disposition of the Option Shares in an amount equal to the lesser of (i) the excess of the fair market value of the Option Shares on the date of exercise over the exercise price for such Option, or (ii) the excess of the amount realized upon disposition of the Option Shares, if any, over the exercise price for the Option. Holders who are not currently employed by the Company or its subsidiaries are urged to consult their own tax advisors regarding the consequences of exercise. Holders electing to exercise options which do not qualify as ISOs under section 422 of the Internal Revenue Code will recognize gross income, as compensation, at the time of exercise in an amount equal to the fair market value of the Option Shares on the exercise date less the exercise price for such Options. Any gain (or loss) recognized by the holder upon a subsequent sale of the Option Shares generally will be capital gain (or loss).

  BASIS OF SHARES ACQUIRED THROUGH EXERCISE OF OPTIONS

     A holder's basis in shares acquired through the exercise of the Options will generally be equal to the amount the holder included in his or her gross income plus the exercise price of the Options.

  HOLDERS WHO DO NOT ELECT TO EXERCISE OPTIONS

     No taxable event will occur to the extent that a holder of Options does not elect to exercise his or her Options and continues to hold them. For this reason such a holder will not incur a current tax liability due to not electing to exercise his or her Options. In such a case, such a holder will continue to hold his or her Options as if no Offer had taken place.

     THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH HOLDER OF OPTIONS IS URGED TO CONSULT SUCH HOLDER'S OWN TAX

ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES OF THE OFFER AND THE EXERCISE OF OPTIONS TO SUCH HOLDER, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, AND FOREIGN TAX LAWS.

SHARES HELD OUTSIDE THE OPTION PLANS

     If you hold Shares outside of the Plans, including as a participant in the Inland Steel Industries Thrift Plan, the Inland Steel Company Savings Plan, the Ryerson Tull Savings Plan or the Inland Steel Industries Stockholder Investment Service Dividend Reinvestment Plan, you will receive, under separate cover, additional tender offer materials which can be used to tender those Shares. Those tender offer materials may not be used to direct Morgan Stanley Dean Witter to tender or not tender your Option Shares. The direction to tender or not tender Option Shares may only be made in accordance with the procedures in this letter and the Option Exercise/Tender Instruction Form.

FURTHER INFORMATION

     If you require additional information concerning the terms and conditions of the Offer, please call MacKenzie Partners, Inc., the Information Agent, at
(800) 322-2885 or (212) 929-5500. If you require additional information concerning the procedure to tender Option Shares, please contact Morgan Stanley Dean Witter at (800) 776-7797 or (608) 829-3262.

                                          Sincerely,

                                          MORGAN STANLEY DEAN WITTER

                    OPTION EXERCISE/TENDER INSTRUCTION FORM

                         INLAND STEEL INDUSTRIES, INC.

                          SIGNATURE REQUIRED IN BOX 4

     BEFORE COMPLETING THIS FORM, PLEASE READ CAREFULLY THE ACCOMPANYING OFFER TO PURCHASE AND ALL OTHER ENCLOSED MATERIALS.

     THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE OFFER. HOWEVER, YOU MUST MAKE YOUR OWN DECISION WHETHER TO EXERCISE OPTIONS AND/OR TENDER SHARES AND, IF SO, WHICH OPTIONS TO EXERCISE, HOW MANY OPTIONS TO EXERCISE, THE NUMBER OF SHARES TO TENDER AND THE PRICE OR PRICES AT WHICH SHARES SHOULD BE TENDERED. NEITHER THE COMPANY NOR ITS BOARD OF DIRECTORS MAKES ANY RECOMMENDATION TO ANY HOLDER OF OPTIONS OR ANY STOCKHOLDER AS TO WHETHER TO EXERCISE OR REFRAIN FROM EXERCISING OPTIONS OR TENDER OR REFRAIN FROM TENDERING SHARES. SEE SECTION 10 OF THE OFFER TO PURCHASE FOR INFORMATION REGARDING THE INTENTION OF THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS WITH RESPECT TO TENDERING SHARES PURSUANT TO THE OFFER.
                            ------------------------

                                  INSTRUCTIONS

     Carefully complete this Option Exercise/Tender Instruction Form below. Be sure to sign and date the form. Enclose the Option Exercise/Tender Instruction Form in the enclosed return envelope and mail it promptly to Morgan Stanley Dean Witter.

     If your Option Exercise/Tender Instruction Form and related documents, if any (including, unless you are making a cashless exercise, a check in the amount of the exercise price), are not received by the applicable deadline set forth below, or if they are not fully or properly completed, the Company will reject this Option Exercise/Tender Instruction Form and Morgan Stanley Dean Witter will neither exercise your Options nor tender the related Option Shares. The Company reserves the absolute right to waive any defect or irregularity in the tender of any Option Shares. No tender of Option Shares will be deemed to be properly made until all defects or irregularities have been cured or waived. None of Morgan Stanley Dean Witter, the Company, the Dealer Managers, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders of Option Shares, and none of them will incur any liability for failure to give any such notice.

     THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OPTIONS. NO FACSIMILE TRANSMISSIONS OF THE OPTION EXERCISE/TENDER INSTRUCTION FORM WILL BE ACCEPTED. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     REGARDLESS OF THE METHOD YOU USE TO EXERCISE YOUR OPTIONS, FROM THE DATE HEREOF UNTIL THE TENTH DAY FOLLOWING THE TERMINATION OF THE OFFER, YOU MUST HAVE AN ACCOUNT WITH MORGAN STANLEY DEAN WITTER IN ORDER TO EXERCISE YOUR OPTIONS. PLEASE REFER TO THE ACCOMPANYING LETTER FROM MORGAN STANLEY DEAN WITTER TO LEARN HOW TO OPEN AN ACCOUNT.

METHOD 1: CONDITIONAL EXERCISE/TENDER

     If you want to participate in the Offer, but not exercise your Options unless the related Option Shares are purchased in the Offer, follow the instructions below. IF YOU WISH TO USE METHOD 1 TO EXERCISE SOME OF YOUR OPTIONS AND METHOD 2 TO EXERCISE SOME OF YOUR OPTIONS, YOU MUST COMPLETE AND SUBMIT TWO OPTION EXERCISE/TENDER INSTRUCTION FORMS, ONE FOR EACH METHOD OF EXERCISE.

     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, AUGUST 14, 1998, UNLESS THE COMPANY EXTENDS THE OFFER. IN ORDER FOR MORGAN STANLEY DEAN WITTER TO TIMELY TENDER OPTION SHARES, YOU MUST COMPLETE AND RETURN THE ENCLOSED OPTION EXERCISE/TENDER INSTRUCTION FORM IN THE ENCLOSED RETURN ENVELOPE SO THAT IT IS RECEIVED BY MORGAN STANLEY DEAN WITTER NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, AUGUST 11, 1998, UNLESS EXTENDED.

     To properly complete your Option Exercise/Tender Instruction Form, you must do the following:

          (1) Complete Box 1 on this Option Exercise/Tender Instruction Form for each grant date for which you are the holder of Options for which you wish to conditionally tender the Option Shares. Because of the expiration date of the Options granted on July 27, 1988, you cannot select Method 1 for these Options. In column (a), enter the number of Shares subject to Options held by you as set forth on the enclosed Optionee Statement. In column (b), enter the number of Option Shares for each grant date that you wish to tender at a price per Option Share to be selected in Box 2 as described below. At the bottom of column (b), add up the number of Option Shares specified in the column. In the event that not all Option Shares that you tender are purchased (due to proration or if a portion), specify in the far left column the order (by grant date) in which Option Shares are to be purchased. Do not fill in any numbers in column (c).

          (2) Use Box 2 to select the price (in dollars) per Share at which Option Shares listed in Box 1 are to be tendered. You have two choices. You should mark the box entitled "Shares Tendered at Price Determined by Dutch Auction" if you are willing to accept the Purchase Price resulting from the Dutch auction tender process. This could result in your receiving the minimum price of $30.00 per Share. THIS ACTION COULD ALSO RESULT, IN THE CASE OF OPTIONS WITH EXERCISE PRICES HIGHER THAN THE MINIMUM PRICE OF $30.00, IN YOUR RECEIVING A PURCHASE PRICE FOR YOUR OPTION SHARES LESS THAN THE EXERCISE PRICE FOR THE RELATED OPTION, RESULTING IN A LOSS TO YOU. IN SUCH EVENT, YOU MUST WRITE A CHECK PAYABLE TO THE COMPANY TO COVER ANY UNPAID PORTION OF THE EXERCISE PRICE.

     In all other cases, you should insert in front of each of the prices specified under "Option Shares Tendered at Price Determined by Holder of Options" the number of Option Shares that you are tendering at that price. This action will result in none of the Option Shares that you tender at a price higher than the Purchase Price being purchased (in which event the related Options will not be exercised).

     You may not tender the same Option Shares at more than one price, therefore the total number of shares specified in Box 2 must not exceed the total number of shares specified in column (b) in Box 1. If it does, the Company will reject your Option Exercise/Tender Instruction Form as described above.

     If you desire to tender a portion of your Option Shares at the Purchase Price determined by the Dutch auction tender process and to specify one or more tender prices for another portion of your Option Shares, you must submit two Option Exercise/Tender Instruction Forms. In that case, you should only include in Box 1 of the relevant form those Option Shares being tendered pursuant to that form.

          (3) Complete Box 3 if you want to impose the condition that a specified minimum number of your tendered Shares must be purchased if any such tendered Shares are purchased (as described below).

          (4) Complete, date and sign the Option Exercise/Tender Instruction Form in Box 4.

          (5) Return the Option Exercise/Tender Instruction Form in the enclosed return envelope so that it is received by Morgan Stanley Dean Witter at the address on the return envelope not later than 5:00 p.m., New York City time, on Tuesday, August 11, 1998, unless extended. NO FACSIMILE TRANSMITTALS OF THE OPTION EXERCISE/TENDER INSTRUCTION FORM WILL BE ACCEPTED.

METHOD 2: STANDARD (UNCONDITIONAL) EXERCISE

     If you want to unconditionally exercise your Options (a standard exercise) and tender the related Option Shares in the Offer, sell such Option Shares in the open market or hold such Option Shares, follow the instructions below. IF YOU WISH TO USE METHOD 1 TO EXERCISE SOME OF YOUR OPTIONS AND METHOD 2 TO EXERCISE

SOME OF YOUR OPTIONS, YOU MUST COMPLETE AND SUBMIT TWO OPTION EXERCISE/TENDER INSTRUCTION FORMS, ONE FOR EACH METHOD OF EXERCISE.

     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, AUGUST 14, 1998, UNLESS THE COMPANY EXTENDS THE OFFER. EXCEPT AS SET FORTH HEREIN, IF YOU WANT TO PARTICIPATE IN THE OFFER, YOU MUST COMPLETE AND RETURN THE ENCLOSED OPTION EXERCISE/ TENDER INSTRUCTION FORM IN THE ENCLOSED RETURN ENVELOPE SO THAT IT IS RECEIVED BY MORGAN STANLEY DEAN WITTER NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, AUGUST 11, 1998, UNLESS EXTENDED. OPTION EXERCISE/ TENDER INSTRUCTION FORMS RECEIVED AFTER THAT DATE THAT EXERCISE OPTIONS BUT DO NOT SPECIFY THAT SUCH OPTIONS ARE TO BE TENDERED IN THE OFFER WILL CONTINUE TO BE HONORED. IF YOU SELECT METHOD 1: "CONDITIONAL EXERCISE/ TENDER" FOR SOME PORTION OF THE OPTIONS HELD BY YOU, OPTIONS WHICH YOU CONDITIONALLY EXERCISE IN THE OFFER, BUT WHICH REPRESENT OPTION SHARES THAT ARE NOT ACCEPTED IN THE OFFER, WILL BE DEEMED UNEXERCISED, BUT BECAUSE OF THE TIME REQUIRED TO COMPLETE THOSE PROCEDURES, YOU WILL NOT BE ABLE TO EXERCISE THOSE UNEXERCISED OPTIONS UNTIL THE TENTH DAY FOLLOWING THE TERMINATION OF THE OFFER.

     To properly complete your Option Exercise/Tender Instruction Form, you must do the following:

          (1) Complete Box 1 on this Option Exercise/Tender Instruction Form for each grant date for which you are the holder of Options which you wish to exercise. In column (a), enter the number of Shares subject to Options held by you as set forth on the enclosed Optionee Statement. In column (c), list the number of Options that you wish to exercise. At the bottom of column
     (c), add up the number of Option Shares specified in the column. Do not fill in any numbers in column (b).

          (2) If you do not wish to tender Option Shares in the Offer, skip Box
     2.

          (3) If you wish to tender Option Shares in the Offer, use Box 2 to select the price (in dollars) per Share at which Option Shares listed in Box 1 are to be tendered. You have two choices. You should mark the box entitled "Shares Tendered at Price Determined by Dutch Auction" if you are willing to accept the Purchase Price resulting from the Dutch auction tender process. This could result in your receiving the minimum price of $30.00 per Share. THIS ACTION COULD ALSO RESULT, IN THE CASE OF OPTIONS WITH EXERCISE PRICES HIGHER THAN THE MINIMUM PRICE OF $30.00, IN YOUR RECEIVING A PURCHASE PRICE FOR YOUR OPTION SHARES LESS THAN THE EXERCISE PRICE FOR THE RELATED OPTION, RESULTING IN A LOSS TO YOU.

          In all other cases, you should insert in front of each of the prices specified under "Option Shares Tendered at Price Determined by Holder of Options" the number of Option Shares that you are tendering at that price. This action will result in none of the Option Shares that you tender at a price higher than the Purchase Price being purchased.

          You may not tender the same Option Shares at more than one price, therefore the total number of shares specified in Box 2 must not exceed the total number of shares specified in column (c) in Box 1. If it does, the Company will reject your Option Exercise/Tender Instruction Form as described above. If you desire to tender a portion of your Option Shares at the Purchase Price determined by the Dutch auction tender process and to specify one or more tender prices for another portion of your Option Shares, you must submit two Option Exercise/Tender Instruction Forms. In that case, you should only include in Box 1 of the relevant form those Option Shares being tendered pursuant to that form.

          (4) Complete Box 3 if you want to impose the condition that a specified minimum number of your tendered Shares must be purchased if any such tendered Shares are purchased (as described below).

          (5) Complete, date and sign the Option Exercise/Tender Instruction Form in Box 4. Be sure to check one of the three boxes in Box 4 relating to the payment of the Option exercise price and, upon written notification from Morgan Stanley Dean Witter, any required related withholding taxes.

          (6) Return the Option Exercise/Tender Instruction Form (and a check for the Option exercise price, unless you are making a cashless exercise) in the enclosed return envelope so that it is received by Morgan Stanley Dean Witter at the address on the return envelope not later than 5:00 p.m., New York City time, on Tuesday, August 11, 1998, unless extended, if you wish to tender your Option Shares in the Offer. Option Exercise/Tender Instruction Forms received after that date that do not purport to tender Option Shares in the Offer will continue to be honored. If you select Method 1: "Conditional Exercise/ Tender" for some portion of the Options held by you, Options which you conditionally exercise in the Offer, but which represent Option Shares that are not accepted in the Offer, will be deemed unexercised, but because of the time required to complete those procedures, you will not be able to exercise those unexercised Options until the tenth day following the termination of the Offer. Because of the expiration date of the Options granted on July 27, 1988, you must select Method 2 to exercise these Options, and the Option Exercise/Tender Instruction Form for these Options must be received by Morgan Stanley Dean Witter no later than 12:00 p.m., New York City time, on Friday, July 24, 1998. NO FACSIMILE TRANSMITTALS OF THE OPTION EXERCISE/TENDER INSTRUCTION FORM WILL BE ACCEPTED. If you are not making a cashless exercise and the amount of the check is insufficient to cover the exercise price, the Company will reject your Option exercise request.

WITHDRAWAL

     If completely and properly submitted, your direction to exercise Options will be deemed irrevocable upon receipt by Morgan Stanley Dean Witter. Your direction to tender Option Shares will be deemed irrevocable unless withdrawn by 5:00 p.m., New York City time, on Tuesday, August 11, 1998, unless extended. In order to make an effective withdrawal, you must submit a new Option Exercise/Tender Instruction Form which may be obtained by calling Morgan Stanley Dean Witter at (800) 776-7797 or (608) 829-3262 (or use a photocopy of a form). Your new Option Exercise/Tender Instruction Form must be signed and dated in Box 4 -- no other boxes should be completed. Upon receipt of a new, signed and dated Option Exercise/ Tender Instruction Form, your previous direction will be deemed canceled. You may re-tender any of your Option Shares by obtaining another Option Exercise/Tender Instruction Form from Morgan Stanley Dean Witter (or use a photocopy of a form) and repeating the previous instructions for directing exercises and tenders as set forth above.

ELECTION OF CONDITION FOR TENDER

     If you want Morgan Stanley Dean Witter to tender your Shares pursuant to Method 1 or Method 2 subject to the condition that a specified minimum number of your tendered Shares must be purchased if any such tendered Shares are purchased, as described in Section 6 of the Offer to Purchase, you must complete Box 3, captioned "Conditional Tenders." It is your responsibility to calculate such minimum number and you are urged to consult a tax advisor.

                BOX 1 MUST BE COMPLETED BY OPTION HOLDERS USING
                EITHER METHOD 1 OR METHOD 2 TO EXERCISE OPTIONS.

------------
                                       BOX 1: OPTION EXERCISE INSTRUCTIONS
------------
                                                                                          NUMBER OF OPTIONS TO BE
                                                                                                 EXERCISED
                                                                                           (FILL IN EITHER COLUMN
                                                                                             (B) OR COLUMN (C),
                                                                                          BUT NOT BOTH. THE NUMBER
                                                                                           ENTERED IN COLUMN (B)
                                                                                            OR COLUMN (C) CANNOT
                                                                                          EXCEED THE CORRESPONDING
                                                                                           NUMBER IN COLUMN (A).)
------------------------------------------------------------------------------------------------------------------
                                                                                      (A)           (B)
                                                                         NUMBER OF SHARES
                                                                               SUBJECT TO
                                                                 OPTIONS (TO BE COMPLETED NUMBER OF OPTION SHARES
                                                                        BASED ON ENCLOSED TO BE TENDERED PURSUANT
   ORDER*     DATE OF GRANT                  OPTION PRICE             OPTIONEE STATEMENT)       TO METHOD 1
------------------------------------------------------------------------------------------------------------------
              July 27, 1988**                 $37.75                                                 .,
------------------------------------------------------------------------------------------------------------------
              June 28, 1989                   $39.75
------------------------------------------------------------------------------------------------------------------
              July 25, 1990                   $33.750
------------------------------------------------------------------------------------------------------------------
              June 26, 1991                   $21.375
------------------------------------------------------------------------------------------------------------------
              June 24, 1992                   $25.500
------------------------------------------------------------------------------------------------------------------
              May 26, 1993                    $26.125
------------------------------------------------------------------------------------------------------------------
              May 25, 1994                    $30.875
------------------------------------------------------------------------------------------------------------------
              May 24, 1995                    $28.500
------------------------------------------------------------------------------------------------------------------
              March 27, 1996                  $24.688
------------------------------------------------------------------------------------------------------------------
              January 28, 1998                $19.21875
------------------------------------------------------------------------------------------------------------------
                        ,      ***            $       ***
------------------------------------------------------------------------------------------------------------------
                        ,      ***            $       ***
------------------------------------------------------------------------------------------------------------------
                        ,      ***            $       ***
------------------------------------------------------------------------------------------------------------------
                                                           TOTAL
------------------------------------------------------------------------------------------------------------------

                BOX 1: OPTION EXERCISE
                     INSTRUCTIONS
------------
                NUMBER OF OPTIONS TO BE
                       EXERCISED
              (FILL IN EITHER COLUMN (B)
                    OR COLUMN (C),
               BUT NOT BOTH. THE NUMBER
                 ENTERED IN COLUMN (B)
              OR COLUMN (C) CANNOT EXCEED
                   THE CORRESPONDING
                NUMBER IN COLUMN (A).)
----------------------------------------------
                                      (C)
                  NUMBER OF OPTION SHARES
                        WHICH YOU WISH TO
                        EXERCISE PURSUANT
   ORDER*                     TO METHOD 2
---------------------------------------------------
-----------------------------------------------------------
-------------------------------------------------------------------
---------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

        *If you have included any Option Shares in Column (a), indicate in this column, by inserting a number from 1 to 13, the order (by grant date) in which Option Shares are to be purchased in the event of proration or if a portion of your Option Shares are not purchased because you specified a tender price higher for such Option Shares than the Purchase Price.

        If you do not designate an order, if less than all Option Shares tendered are purchased due to proration, Option Shares will be purchased based on the Option exercise price beginning with those Option Shares with the lowest Option exercise price increasing to those with the highest exercise price.

        **Because of the expiration date of these Options, you must choose Method 2, and this Option Exercise/Tender Instruction Form must be received by Morgan Stanley Dean Witter no later than 12:00 Noon, New York City time, on Friday, July 24, 1998, to exercise these Options.

        ***The blank spaces in these rows are for special option grants. Please complete these rows if you have Options with grant dates or Option prices not set forth above.
--------------------------------------------------------------------------------

                BOX 2 MUST BE COMPLETED BY OPTION HOLDERS USING
             METHOD 1 TO EXERCISE OPTIONS AND OPTION HOLDERS USING
           METHOD 2 WHO DESIRE TO TENDER OPTION SHARES IN THE OFFER.

                    BOX 2: OPTION SHARE TENDER INSTRUCTIONS

                            SELECT ONLY ONE CHOICE.

       IF MORE THAN ONE CHOICE IS SELECTED, OR IF NO CHOICE IS SELECTED,
  THERE IS NO VALID TENDER OF OPTION SHARES. IF YOU WISH TO TENDER SOME OPTION SHARES PURSUANT TO CHOICE 1 AND SOME OPTION SHARES PURSUANT TO CHOICE 2, YOU
   MUST SUBMIT TWO OPTION EXERCISE/TENDER INSTRUCTION FORMS. THE SAME OPTION
                 SHARES MAY NOT BE TENDERED UNDER BOTH CHOICES.

                                    CHOICE 1

          OPTION SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

     [ ] The undersigned wants to maximize the chance of having Inland Steel Industries, Inc. purchase all the Option Shares that the undersigned is tendering. Accordingly, by checking this box INSTEAD OF COMPLETING THE PRICE BOX BELOW, the undersigned hereby tenders Option Shares and is willing to accept the Purchase Price resulting from the Dutch auction tender process. This action could result in receiving a price per Share of as low as $30.00. This action could also result, in the case of Options with exercise prices higher than the minimum price of $30.00, in your receiving a Purchase Price for your Option Shares less than the exercise price for the related Option, resulting in a loss to you and the need to pay to the Company any unpaid portion of the exercise price.
                                       OR

                                    CHOICE 2

        OPTION SHARES TENDERED AT PRICES DETERMINED BY HOLDER OF OPTIONS

     By completing the chart below INSTEAD OF CHECKING THE BOX ABOVE, the undersigned hereby tenders Option Shares at the prices marked. This action could result in none of your Options being exercised and no Option Shares being purchased if the Purchase Price for the Shares is less than the price checked. Insert in front of each of the prices below, the number of Option Shares that the undersigned is tendering at that price. The sum of the number of Option Shares listed below MUST EQUAL THE TOTAL OF THE NUMBERS IN COLUMN (b) (IN THE CASE OF METHOD 1 EXERCISES) OR COLUMN (c) (IN THE CASE OF METHOD 2 EXERCISES) IN BOX 1.

    PRICE (IN DOLLARS) PER SHARE AT WHICH OPTION SHARES ARE BEING TENDERED:

   NUMBER                  NUMBER                  NUMBER                  NUMBER                  NUMBER
  OF OPTION               OF OPTION               OF OPTION               OF OPTION               OF OPTION
   SHARES                  SHARES                  SHARES                  SHARES                  SHARES
  TENDERED      PRICE     TENDERED      PRICE     TENDERED      PRICE     TENDERED      PRICE     TENDERED      PRICE
  ---------     -----     ---------     -----     ---------     -----     ---------     -----     ---------     -----
               $30.00                  $31.00                  $32.00                  $33.00                  $34.00
   ------                  ------                  ------                  ------                  ------
               $30.125                 $31.125                 $32.125                 $33.125
   ------                  ------                  ------                  ------
               $30.25                  $31.25                  $32.25                  $33.25
   ------                  ------                  ------                  ------
               $30.375                 $31.375                 $32.375                 $33.375
   ------                  ------                  ------                  ------
               $30.50                  $31.50                  $32.50                  $33.50
   ------                  ------                  ------                  ------
               $30.625                 $31.625                 $32.625                 $33.625
   ------                  ------                  ------                  ------
               $30.75                  $31.75                  $32.75                  $33.75
   ------                  ------                  ------                  ------
               $30.875                 $31.875                 $32.875                 $33.875
   ------                  ------                  ------                  ------

                           BOX 3: CONDITIONAL TENDERS
--------------------------------------------------------------------------------

     You may condition the tender of your Option Shares upon the purchase by the Company of a specified minimum number of such Shares tendered hereby, all as described in the Offer to Purchase, particularly in Section 6 thereof. Except as set forth in Section 6 of the Offer to Purchase, unless at least such minimum number of your Option Shares is purchased by the Company pursuant to the terms of the Offer, none of such Shares tendered hereby will be purchased. It is your responsibility to calculate and appropriately indicate such minimum number of Option Shares, and you are urged to consult a tax advisor. Unless this box has been completed and a minimum number specified, the tender will be deemed to be made without regard to this condition.

     Minimum number of Option Shares
     that must be purchased,
     if any are purchased:
     ------------------------------------------------------------ Shares

                 BOX 4 MUST BE COMPLETED BY ALL OPTION HOLDERS.

                          BOX 4: SIGNATURE (REQUIRED)
--------------------------------------------------------------------------------
    The undersigned acknowledges receipt of the Offer to Purchase, dated July 20, 1998, from the Company and the related Letter of Transmittal and represents that the undersigned has carefully read such documents. The undersigned hereby instructs the Company and Morgan Stanley Dean Witter, subject to the terms and conditions set forth in this Option Exercise/Tender Instruction Form and the accompanying letter to holders of options, the Offer to Purchase and the Letter of Transmittal, to carry out the instructions contained in this form.
    If the undersigned is relying on Method 1 to exercise Options, the Company and Morgan Stanley Dean Witter are hereby authorized, in accordance with the instructions contained in this Option Exercise/Tender Instruction Form, to (i) exercise the undersigned's Options (but only to the extent that the related Option Shares are accepted for purchase pursuant to the Offer) and deliver such Option Shares to Harris Trust and Savings Bank, as Depositary for the Offer,
(ii) remit to the Company from the net cash proceeds received pursuant to the Offer from the purchase of the Option Shares the Option exercise price for such Option Shares and related withholding taxes and (iii) remit to the undersigned the remaining net cash proceeds. The undersigned agrees that if the net cash proceeds from the purchase of the undersigned's Option Shares is insufficient to cover the related Option exercise price and to pay applicable withholding taxes that the undersigned will, immediately upon request of the Company, forward to the Company a check in an amount sufficient to cover any such shortfall.
    If the undersigned is relying on Method 2 to exercise Options, Morgan Stanley Dean Witter is hereby authorized to exercise the Options specified in Box 1 and, if so indicated, to tender Option Shares as directed in Box 2 and (check one of the following boxes):

    [ ] A check payable to Morgan Stanley Dean Witter equal to the exercise price of the Options is enclosed.

    [ ] Morgan Stanley Dean Witter is hereby authorized to sell in the open market all of the Option Shares specified in Box 1 and to use the net proceeds from such sale to pay the Company the Option exercise price and any required related withholding taxes. Any remaining net proceeds should be returned to the undersigned at the address below.

    [ ] Morgan Stanley Dean Witter is hereby authorized to sell in the open market only the number of Option Shares as are necessary to pay the Option exercise price and any required withholding taxes, to remit such amounts to the Company and, if not directed to tender such Option Shares, to credit the undersigned's account at Morgan Stanley Dean Witter with the remaining Option Shares.

    The undersigned understands that withholding taxes, at the minimum rate or the rate specified in Form B tax election previously filed with the Company, will be withheld from any proceeds received by the undersigned (unless the undersigned has submitted with this form, or pursuant to subsequent notification from Morgan Stanley Dean Witter, a check in an amount sufficient to cover such amount). The undersigned further agrees that, if such proceeds are insufficient to cover applicable withholding taxes, Option Shares will not be credited to his or her account until he or she has, upon request of Morgan Stanley Dean Witter, forwarded to Morgan Stanley Dean Witter a check in an amount sufficient to cover such taxes. In lieu of withholding at such amounts, the undersigned instructs the Company and Morgan Stanley Dean Witter to withhold taxes in the amount at the following rates (which may not be less than the minimum federal, state or local tax rates applicable to you, nor in excess of such amounts):
          Federal: __________%; State: __________%; Local:__________%.
    THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT THE ELECTION AND RISK OF THE UNDERSIGNED.

Signature: ------------------------------------   Date: ----------------------------------, 1998
Name: ---------------------------------------     Social Security
        Please Print                              Number: -------------------------------------

Address:
--------------------------------------------------------------------------------
             (Street Address, including Apartment Number -- Please Print)

--------------------------------------------------------------------------------
City                                 State                              Zip Code

Morgan Stanley Dean Witter Account Number:     441-                   -747

                                       -----------------------------------------

                  [LETTERHEAD OF MORGAN STANLEY DEAN WITTER]


<<Name>>
<<Address>>
<<CITY>>

Upon completion of the sale of Inland Steel Company to Ispat, all of your options became fully vested. A print-out of these options that remained unexercised as of July 13, 1998 is enclosed with this material.

At this time you have the opportunity to elect not to exercise your options or to exercise any of your options and have the resulting option shares included in the Dutch Auction, sold in the market or credited to your account at Morgan Stanley Dean Witter (a copy of the Offer to Purchase, the Option
Exercise/Tender Instruction Form and a Question and Answer sheet describing the transaction is enclosed).

As a holder of options of Inland Steel Industries (IAD) you are being afforded a special opportunity to tender your option shares into the Dutch Auction. To properly facilitate the special tender for option holders, Morgan Stanley Dean Witter was selected as the Option Exercise/Tender Agent. Due to the complicated nature of this transaction, all traditional exercises and/or tenders must be facilitated through THE OPTION EXPRESS program at Morgan Stanley Dean Witter during the offering period.

Your Option Express account # is

                           441 |  <<Acct_>> | 747

If you have not been assigned an account number above, and you wish to exercise your options or participate in the Dutch Auction Tender, you will need to complete a new account form and W-9.

To receive your new account paperwork or to further discuss your options, please call my office at 800-776-7797 or 608-289-3262.

Sincerely


Stig L. Rahm, CFP
Associate Vice President
Financial Advisor
CORPORATE SERVICES SPECIALIST

QUESTIONS & ANSWERS FOR OPTION HOLDERS REGARDING THE INLAND STEEL INDUSTRIES, INC. TENDER OFFER

Q.    WHY IS THE COMPANY BUYING BACK THESE SHARES?

A. The Company is engaging in this transaction to distribute to those shareholders of the Company desiring liquidity a substantial portion of the net proceeds of the sale of Inland Steel Company to Ispat International N.V. and to afford such stockholders an opportunity to sell all or a portion of their shares without the usual transaction costs associated with open market sales.

Q.    DO I HAVE TO TENDER MY OPTION SHARES? WHY CAN'T I JUST
EXERCISE MY OPTIONS?

A. You do not have to tender your option shares, and you can use the Option Exercise/Tender Instruction Form to simply exercise your options, if you prefer. However, this is a special opportunity being afforded to you. Normally you would have to own the shares outright to be able to tender, and run the risk that some or all of your shares might not be purchased. A conditional exercise/tender allows you to avoid exercising options for any option shares that are not being purchased in the offer.

Q.    WHAT WILL HAPPEN TO MY OPTIONS IF I DON'T TENDER?

A. Any unexercised and unexpired options at the close of this transaction will be eligible for exercise in accordance with their terms. Because of the closing of the sale of Inland Steel Company to Ispat International N.V., all previously non-vested shares have become fully vested.

Q.    WHY DO I HAVE TO USE MORGAN STANLEY DEAN WITTER?

A. The opportunity to tender is being afforded to option holders on a special basis. To properly facilitate this opportunity, we selected Morgan Stanley Dean Witter as the Option Exercise/Tender Agent. Due to the complicated nature of such a transaction, it is important that all option exercises and any tenders of option shares be facilitated through just one agent.

Q.    WILL ALL OF MY OPTION SHARES BE ACCEPTED?

A. Only shares tendered at or below the purchase price can be accepted. In addition, some of these shares may not be accepted because of proration. See Section 1 of the Offer to Purchase.

Q.    AT WHAT PRICE SHOULD I TENDER MY OPTION SHARES?

A. Neither the Company nor Morgan Stanley Dean Witter makes any recommendation as to the price at which you should tender your option shares.
      The tender price must fall within the range stipulated in the Offer to Purchase. In addition, due to the nature of the options, you should keep in mind that you may incur a loss if you do not indicate a price that is above the exercise price for each specific grant with an exercise price of $30.00 or more that is tendered.

Q.    WHAT ARE THE TAX IMPLICATIONS IF I TENDER?

A. The exercise and sale of option shares accepted in the tender offer will be treated as an ordinary exercise and sale. The difference between the exercise
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      price and the fair market value will be considered ordinary compensation income and will be taxed accordingly. Option holders who exercise options that are not "incentive stock options" under the Internal Revenue Code will have taxes withheld based upon their most recent payroll data. We urge each option holder to consult his or her own tax advisor to determine the tax consequences of the offer. See Section 15 of the Offer to Purchase.

Q.    WHAT WILL HAPPEN TO MY OPTIONS THAT REMAIN AFTER THE TENDER
      OFFER IS COMPLETED?

A. Upon completion of the sale of Inland Steel Company to Ispat International N.V., all of your options were fully vested and are eligible for exercise subject to their terms. The Company believes that there will be a sufficient number of shares outstanding and publicly traded following the offer to ensure a continued trading market in the shares. See Section 13 of the Offer to Purchase.

Q.    IS THERE A FORM I HAVE TO RETURN?

A. Yes, if you wish to exercise any options and have the option shares tendered in the offer, sold in the market or credited to your account at Morgan Stanley Dean Witter. Included in this mailing is an "Option Exercise/Tender Instruction Form." Complete and return this form if you decide to exercise options or to direct the tender of any shares underlying your options.

Q.    WHAT IS THE DEADLINE FOR RETURNING THE "INSTRUCTION FORM"?

A. The form must be received by Morgan Stanley Dean Witter no later than 5:00 p.m., New York City time, on Tuesday, August 11, 1998, unless this deadline is extended, except that, with respect to options granted on July 27, 1988, the form must be received no later than 12:00 Noon, New York City time, on Friday, July 24, 1998. The tender offer, proration period and withdrawal rights expire at 12:00 Midnight, New York City time, on Friday, August 14, 1998, unless the Company extends the tender offer.

Q.    WHAT ACTIONS SHOULD I TAKE IF I DON'T WISH TO PARTICIPATE?

A.    No action need be taken should you choose not to participate in the offer.

Q.    CAN I CONTINUE TO EXERCISE OPTIONS DURING THE TENDER OFFER?

A. Yes, provided you have not previously tendered option shares under Method 1. If you have tendered option shares under Method 1, you will not be able to exercise those options specified under Method 1 which are not accepted in the offer, until the 10th day following the termination of the offer, unless your direction to tender has been withdrawn by 5:00 p.m. New York City time on Tuesday, August 11, 1998. Because of the administrative requirements of the program that the Company has instituted with Morgan Stanley Dean Witter during the period of the offer and during the ten-day period following the termination of the offer, exercises must be accomplished during this period through Morgan Stanley Dean Witter in accordance with the provisions set forth in the enclosed letter.

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